FORM 8-K

                                        SECURITIES AND EXCHANGE COMMISSION

                                               Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 26, 1997




                        Realty Parking Properties II L.P.
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                        000-20147                  52-1710286
  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                   Identification Number)


  225 East Redwood Street, Baltimore, Maryland                       21202
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


                                       N/A
         (Former name or former address, if changed since last report.)


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                                         REALTY PARKING PROPERTIES II L.P.



                                                       Index


                                                                 Page(s)




Item 1   Changes in Control of Registrant                                               Inapplicable

Item 2   Acquisition or Disposition of Assets                                                 1

Item 3   Bankruptcy or Receivership                                                     Inapplicable

Item 4   Changes in Registrant's Certifying Accountant                                  Inapplicable

Item 5   Other Events                                                                   Inapplicable

Item 6   Resignations of Registrant's Directors                                         Inapplicable

Item 7   Financial Statements and Exhibits:

                  Narrative                                                                   1
                  Pro Forma Balance Sheet as of March 31, 1997                                2
                  Pro Forma Statement of Operations for the year
                           ending December 31, 1996                                           3
                  Pro Forma Statement of Operations for the three months
                           ended March 31, 1997                                               4
                  Notes to Pro Forma Financial Statements                                     5

Item 8   Change in Fiscal Year                                                          Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S                            Inapplicable

Signatures                                                                                     6

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                                      REALTY PARKING PROPERTIES II L.P.




Item 2.  Acquisition or Disposition of Assets

     On June 26, 1997, the Fund sold its 66,179 square foot parcel of land in Seattle, Washington for $8,000,000. The Fund's investment in the property was $4,495,268, net of accumulated depreciation of $3,195. The capital gain from the sale totalled $2,708,848, net of expenses of $795,884.

     Sale proceeds of $7,204,116 will be distributed to holders of assignee and limited partnership units in accordance with the Partnership Agreement.


UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma Balance Sheet assumes the sale of the Seattle, Washington property on March 31, 1997. The unaudited pro forma Statements of Operations assume the sale of the property on January 1, 1996, and January 1, 1997, as discussed in Note 1 to the pro forma financial statements, herein.

     This information should be read in conjunction with the Form 10-K dated December 31, 1996 and the Form 10-Q dated March 31, 1997.




                                                      1
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      REALTY PARKING PROPERTIES II L.P.
           Pro Forma Balance Sheet
                  Unaudited

                                                March 31,
                                                  1997       Pro Forma        Pro Forma
                                               Historical   Adjustments        Results

Assets
  Investment in real estate. net              $31,414,322  $ (4,495,268)(1) $26,919,054
  Cash and cash equivalents                       577,200                       577,200
  Accounts receivable                             591,667                       591,667
  Financing costs, net                             13,503                        13,503

                                              $32,596,692  $ (4,495,268)    $28,101,424


Liabilities and Partners' Capital
    Accounts payable and prepaid rent         $   108,034                   $   108,034
    Due to affiliates                              89,417                        89,417
    Real estate taxes payable                     304,754                       304,754
    Note payable                                3,061,000                     3,061,000
                                                3,563,205                     3,563,205


  Partners' Capital
    General Partner                               (19,100)      (44,953)(1)     (64,053)
    Assignee and Limited Partnership
        Interests - $25 stated value per unit,
        1,392,800 units outstanding            29,052,487    (4,450,315)(1)  24,602,172
    Subordinated Limited Partner                      100                           100
                                               29,033,487    (4,495,268)     24,538,219

                                              $32,596,692  $ (4,495,268)    $28,101,424


                      2


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    REALTY PARKING PROPERTIES II L.P.
    Pro Forma Statement of Operations
                Unaudited

                                          Three Months
                                           March 31,
                                              1997      Pro Forma        Pro Forma
                                           Historical  Adjustments        Results

Revenues
  Parking lot rental                      $  808,192  $   (78,416) (2)  $ 729,776
  Interest                                     4,111                        4,111
                                             812,303      (78,416)        733,887

Expenses
  Administrative, due to affiliate            23,971                       23,971
  Professional fees                            4,335                        4,335
  Management fees, due to affiliate           58,260       (8,435) (2)     49,825
  Interest                                    71,572                       71,572
  Depreciation                                43,500         (417) (2)     43,083
  Amortization                                 2,865                        2,865
                                             204,503       (8,852)        195,651

Net earnings                              $  607,800  $   (69,564) (3)  $ 538,236


Net earnings per unit of assignee and
  limited partnership interests           $     0.43  $     (0.05)(3&4) $    0.38


Cash distribution per unit of assignee and
  limited partnership interests           $     0.31  $     (0.05)(3&4) $    0.26

                   3


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     REALTY PARKING PROPERTIES II L.P.
     Pro Forma Statement of Operations
                 Unaudited

                                           Twelve Months
                                             Dec. 31,
                                               1996      Pro Forma        Pro Forma
                                            Historical  Adjustments        Results

Revenues
  Parking lot rental                       $2,464,856  $  (313,665) (2)  $2,151,191
  Interest                                     14,495                        14,495
                                            2,479,351     (313,665)       2,165,686

Expenses
  Administrative, due to affiliate             88,682                        88,682
  Professional fees                            32,480                        32,480
  Management fees, due to affiliate           238,295      (33,738) (2)     204,557
  Interest                                    284,366                       284,366
  Depreciation                                171,248       (1,667) (2)     169,581
  Amortization                                 16,440                        16,440
                                              831,511      (35,405)         796,106

Net earnings                               $1,647,840  $  (278,260) (3)  $1,369,580


Net earnings per unit of assignee and
  limited partnership interests            $     1.17  $     (0.20)(3&4) $     0.97


Cash distributions per unit of assignee and
  limited partnership interests            $     1.16  $     (0.20)(3&4) $     0.96



                     4

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                                      REALTY PARKING PROPERTIES II L.P.
                                   Notes to Pro Forma Financial Statements
                                                  Unaudited


Note 1
     On June 26, 1997, the Fund sold its 66,179 square foot parcel of land in Seattle, Washington for $8,000,000. The Fund's investment in the property was $4,495,268, net of accumulated depreciation of $3,195. Investment in real estate has been adjusted to reflect the sale of the property as of March 31, 1997.

Note 2
     Parking lot rental income, management fees and depreciation expense have been adjusted to reflect reductions in these items as if the property was sold at the beginning of each year.

Note 3
     There is no difference between the Fund's net earnings for income tax purposes and net earnings for financial reporting purposes.

Note 4
     Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations for the twelve months ended December 31, 1996, and the three months ended March 31, 1997, are based upon 1,392,800 units outstanding. The cash distributions were derived by net earnings during the respective periods of operations.




                                                      5

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                                        REALTY PARKING PROPERTIES II  L.P.





                                                    SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REALTY PARKING PROPERTIES II  L.P.





DATE:       7/10/97                          By:    /s/   John M. Prugh
                                               John M. Prugh
                                               President
                                               Realty Parking Company II, Inc.
                                               General Partner





DATE:       7/10/97                          By:    /s/   Timothy M. Gisriel
                                               Timothy M. Gisriel
                                               Treasurer
                                               Realty Parking Company II, Inc.
                                               General Partner

                                                        -6-

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